Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR’S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 9/30/2007 to 10/31/2007

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor’s Address	Attorney’s Address
and Phone Number	and Phone Number

P.O. Box 17296 Stamford, CT 06907 Tel: (203) 329-8412	191 Peachtree St. Atlanta, GA 30303 Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition Totals

For Period from September 30, 2007 to October 31, 2007

Opening Cash Balance – 8/31/07	$1,662

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	4
Total Inflows	4
		Distribution of Outflows
Outflows:		NewPower Holdings, Inc.	The NewPower Company
Post Petition:

Professionals – Bankruptcy	0	0
Consulting Fees
Lockbox Fees	0	0
Supplies & Misc
Rent	0	0
Insurance	60	60
Utilities (Heat, Hydro, Phone, etc.)
Payroll (including tax payments & fees)	17	17
T&E Reimbursements
State Tax Payments
Distribution to Equity
Total Outflows	78	78

Net Cash Flows	(74)

Closing Cash Balance	$1,588

Amount of Cash Balance in Reserve for Classes 8-12

Attachment 1

NewPower Holdings, Inc. Case Number: 02-10835 Monthly Accounts Receivable Aging and Reconciliation For Period from September 30, 2007 to October 31, 2007 Amounts in $000’s

Accounts Receivable at Petition Date:	$ 75,200

Beginning of Month Balance* - Gross	$ 13,476	(per 9/30/07 G/L)
PLUS: Current Month New Billings	—
LESS: Collections During the Month	—

End of Month Balance – Gross	$ 13,476	(per 10/31/07 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance – Net of Allowance	$ —

Note:The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total
	$ -	$ -	$111	$111

Attachment 2

NewPower Holdings, Inc. Case Number: 02-10835 Monthly Accounts Payable and Secured Payments Report For Period from September 30, 2007 to October 31, 2007 Amounts in $000’s

See attached System Generated A/P reports as of 10/31/2007 (Attachments 2A and 2B)

Beginning of Period Balance	$ 59	(per 9/30/07 G/L)
PLUS: New Indebtedness Incurred	22
LESS: Amounts Paid on A/P & taxes	(26)

End of Month Balance	$ 56	(per 10/31/07 G/L)

Exhibit 2A

The New Power Company
Vendor Balance Detail
As of October 31, 2007

	Type	Date	Amount	Balance
AT&T				0.00
	Bill	10/28/2007	10.60	10.60
	Bill Pmt -Check	10/28/2007	-10.60	0.00
Total AT&T			0.00	0.00

epiq Systems				0.00
	Bill	10/28/2007	433.60	433.60
	Bill Pmt -Check	10/28/2007	-433.60	0.00
Total epiq Systems			0.00	0.00

Kaster Moving Co. Inc.				0.00
	Bill	10/28/2007	82.50	82.50
	Bill Pmt -Check	10/28/2007	-82.50	0.00
Total Kaster Moving Co. Inc.			0.00	0.00

Mr. Gene Shanks				0.00
	Bill	10/28/2007	10,000.00	10,000.00
	Bill Pmt -Check	10/28/2007	-10,000.00	0.00
Total Mr. Gene Shanks			0.00	0.00

Mr. Richard Weill				0.00
	Bill	10/28/2007	10,000.00	10,000.00
	Bill Pmt -Check	10/28/2007	-10,000.00	0.00
Total Mr. Richard Weill			0.00	0.00

TOTAL			0.00	0.00

			20526.7
			-20526.7

Exhibit 2B

The New Power Company

Unpaid Vendor Detail

As of October 31, 2007

Name	Balance

Franchise Tax Liability	55,465.00
Payroll Tax Liability	57.00
55,522.00

Attachment 3

NewPower Holdings, Inc. Case Number: 02-10835 Inventory and Fixed Assets Report For Period from September 30, 2007 to October 31, 2007 Amounts in $000’s

Inventory Report

Inventory Balance at Petition Date	$ 15,587

Inventory at Beginning of Period	$ —	(per 9/30/07 G/L)
PLUS: Inventory Purchased	—
LESS: Inventory Used or Sold	—

End of Month Balance	$ —	(per 10/31/07/G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$ —
Less: Depreciation Expense	—
Less: Dispositions	—
Add: Purchases	—

Fixed Assets at End of Period	$ —

Attachment 4

Name of Debtor:	NewPower Holdings Inc.
Case #:	02-10835
Reporting Period:	10/01/2007 – 10/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA #021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 553,172.59
Total Deposits	$ 2,035.75
Total Payments	$ 72,672.32
Closing Balance	$ 482,536.02
Service Charges	$ 79.93

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

Attachment 4

Name of Debtor:	NewPower Holdings Inc.
Case #:	02-10835
Reporting Period:	10/01/2007 – 10/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA #021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 1,127,886.18
Total Deposits	$ 1,812.40	Interest Income
Total Payments	$ 5,308.18	Payroll Taxes
Closing Balance	$ 1,124,390.40
Service Charges	$ —

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

Attachment 4

Name of Debtor:	NewPower Holdings Inc.
Case #:	02-10835
Reporting Period:	10/01/2007 – 10/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$ 0.00
Total Deposits	$ 72,672.32
Total Payments	$ 72,672.32
Closing Balance	$ 0.00
Service Charges	N/A

First Check issued this Period	201129
Last Check issued this Period	201138
Total # of checks issued this Period	10

Exhibit 5

The New Power Company

Check Detail

October 2007

Num	Date	Name	Paid Amount

201129	10/15/2007	M. Patricia Foster	3,704.73
201130	10/15/2007	CT Commissioner of Revenue Services	504.16
wire	10/15/2007	United States Treasury	2,654.08
201131	10/29/2007	M. Patricia Foster	3,704.72
201132	10/28/2007	Mr. Gene Shanks	10,000.00
201133	10/28/2007	Mr. Richard Weill	10,000.00
201134	10/28/2007	Kaster Moving Co. Inc.	82.50
201135	10/28/2007	AT&T	10.60
201136	10/28/2007	epiq Systems	433.60
wire	10/28/2007	United States Treasury	2,654.10
201138	10/28/2007	CT Commissioner of Revenue Services	504.16

Attachment 6

NewPower Holdings, Inc. Case Number: 02-10835 Monthly Tax Report For Period from September 30, 2007 to October 31, 2007 Amounts in $000’s

Taxes Paid During the Month

Employment Taxes	6.3
Connecticut State Tax

Taxes Owed and Due

Payroll Tax Liability	—

Attachment 7A

NewPower Holdings, Inc. Case Number: 02-10835 Summary of Officer Compensation/Summary of Personnel and Insurance Coverages For Period from September 30, 2007 to October 31, 2007 Amounts in $000’s

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	—	—
# terminated/resigned during period	—	—
# employees on payroll – end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

*Omitted

Attachment 7B

(Supplemental)

Payments made to insiders 10/1/07 – 10/31/07

Payments are in gross amts

	Title	Amount	Date	Type

M Patricia Foster	President & CEO	$ 5,208.33	10/15/2007	Salary for pay period 10/01 – 10/15
		$ 5,208.33	10/28/2007	Salary for pay period 10/16 – 10/31
Gene Shanks	Director	$ 10,000.00	10/26/2007	Semi Annual Board Fee
Richard Weill	Director	$ 10,000.00	10/26/2007	Semi Annual Board Fee

$ 30,416.67

Attachment 8

NewPower Holdings, Inc. Case Number: 02-10835 Significant Developments During Reporting Period For Period from September 30, 2007 to October 31, 2007 none

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